EXHIBIT 10.3


                         SPORTSPRIZE ENTERTAINMENT INC.

                       Amendment and Notice Of Conversion
                            9% Convertible Debenture

     This Amendment and Notice of Conversion effective June 30, 2000 ("Notice"), amends the Debenture issued pursuant to that Debenture and Warrant Purchase Agreement between SportsPrize Entertainment Inc., a Nevada corporation (the "Company"), and Cutter Services Corp., ("Cutter"), and Strathburn Investments Inc. ("Strathburn") dated May 30, 2000 (collectively, the "Agreements") into shares of common stock (the "Shares") of the Company.

                                    RECITALS

     WHEREAS, Cutter, Strathburn and the Company have determined that it is in the best interests of the Company to amend Section 4.1 of the Debenture to accelerate the vesting period of the Debenture in order to allow Cutter to convert the Debenture in its entirety effective on the date of this Notice;

     WHEREAS, Cutter, Strathburn and the Company have determined that it is in the best interests of the Company to amend the definition of "Conversion Price" under Section 1 (vii) of the Debenture to adjust the Conversion Price of the Debenture to one dollar (US$1.00) per share to remove the dilutive effect upon conversion of the Debenture; and

     WHEREAS, Cutter and Strathburn each desire to convert its Debenture and the Company desires to issue Shares upon such conversion;

     In consideration of the mutual agreements hereinafter set forth, the parties hereto agree to amend the Agreement as follows:

     1. Strathburn hereby irrevocably elects, as of June 30, 2000 to convert the sum of US$200,000, plus accrued interest in the amount of US$1,500, of the Debentures at the Conversion Price of one dollar (US$1.00) per share into 201,500 Shares.

     2.   The Company shall issue 201,500 Shares pursuant to this conversion.

     3. Strathburn hereby represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debentures on behalf of any U.S. Person, and is not within the United States at the time of execution and delivery of this Notice of Conversion.

     4.   The  share   certificates   shall   bear  a   restrictive   legend  in
          substantially the following form:

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT

               TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (i) PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR
               (ii) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS RELATED TO THESE SECURITIES ARE PROHIBITED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.


IN WITNESS WHEREOF, the parties have caused this Amendment and Notice to be signed as of this 30th day of June, 2000.


SPORTSPRIZE ENTERTAINMENT INC.

By:
    ---------------------------

Name:
    ---------------------------

Title:
    ---------------------------

Address:     13101 Washington Blvd., Suite 131
             Los Angeles, California  90066
Facsimile:   (310) 566-7150



STRATHBURN INVESTMENTS INC.


By:
    ---------------------------

Name:
    ---------------------------

Title:
    ---------------------------

Address:     Strathburn Investments Inc.
             Suite 95, East Bay Shopping Center
             P.O. Box N-1836
             Nassau, Bahamas